Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         __________DISTRICT OF_________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
                                                 Reporting Period: August 2004

                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                          Form No.         Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1            Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                            MOR-1            Yes
Statement of Operations                                                     MOR-2            Yes
Balance Sheet                                                               MOR-3            Yes
Status of Postpetition Taxes                                                MOR-4            Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                        MOR-4            Yes
     Listing of aged accounts payable                                       MOR-4            Yes
Accounts Receivable Reconciliation and Aging                                MOR-5            Yes
Debtor Questionnaire                                                        MOR-5            Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                   September 20, 2004
----------------------------------------            -----------------------
Signature of Debtor                                 Date


/s/ Alan L. Hunte                                   September 20, 2004
----------------------------------------            -----------------------
Signature of Joint Debtor                           Date


/s/ Alan L. Hunte                                   September 20, 2004
----------------------------------------            -----------------------
Signature of Authorized Individual*                 Date


Alan L. Hunte
----------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re: Trenwick America Corporation             Case No.          03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: August 2004

                                                        Bank Accounts
                                       Operating           Payroll            Tax        Other
                                     ---------------------------------------------------------
     Cash - Beg of Month              2,080,958.75         35,331.89           NA          --
                                     ---------------------------------------------------------

          Receipts:
         Cash Sales                             --                --           --          --
        Accounts Rec                            --                --           --          --
      Loans & Advances                          --                --           --          --
       Sale of Assets                           --                --           --          --
        Deposit/WT IN                     9,351.89
            Other                         1,589.82                --           --          --
Fund Transfer(Vista MM Purch)                                                              --
     Transfers (Interco)              1,637,451.59        776,035.90           --          --
                                     ---------------------------------------------------------

       Total Receipts                 1,648,393.30        776,035.90           --          --
                                     ---------------------------------------------------------

       Disbursements:
         Net Payroll                            --       (500,185.81)          --          --
        Payroll Taxes                           --       (275,850.09)          --          --
   Sales, Use, & Other Tax               (6,000.00)               --           --          --
     Inventory Purchases                        --                --           --          --
    Secured Rental/Leases              (150,924.15)               --           --          --
          Insurance                             --                --           --          --
       Administrative                  (392,462.51)               --           --          --
           Selling                              --                --           --          --
            Other                               --                --           --          --
       Transfers (PR)                  (776,035.90)               --           --          --
      Professional Fees                (230,284.38)               --           --          --
         Court Costs                            --                --           --          --
                                     ---------------------------------------------------------

     Total Disbursements             (1,555,706.94)      (776,035.90)          --          --
                                     ---------------------------------------------------------

        Net Cash Flow                    92,686.36                --           --          --
                                     ---------------------------------------------------------

     Cash: End of Month               2,173,645.11         35,331.89           --          --
                                     =========================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period:  August 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $ 2,173,645.11

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $    35,331.89

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended August 31, 2004

         Wire Date            Amount                   Vendor Name
--------------------------  ----------  ----------------------------------------
2004-08-03                   86,186.90  New York Life Benefit Services Co.
2004-08-12                    3,370.61  Flexible Spending

--------------------------  ----------
Wire transfer total          89,557.51
--------------------------  ----------

       Check Number           Amount                   Vendor Name
--------------------------  ----------  ----------------------------------------
108819                          170.00  Aicpa
108820                          225.33  Bronx SCU
108821                        1,244.00  CT Corporation System
108822                      150,924.15  Equity Office Properties, L.L.C.
108823                          202.73  Federal Express Corporation
108824                          200.00  Federal Reserve Bank of Cleveland
108825                        3,000.00  Internal Revenue Service
108826                          691.20  Kelly Services, Inc.
108827                          400.00  Liz Sue Bagels
108828                           59.59  MCI
108829                        2,580.00  New York Life Benefit Services Co.
108830                          577.84  Petty Cash/Sam Mills
108831                        6,841.40  Propark, Inc.
108832                          176.00  Robert Noonan & Associates of New Englan
108833                           12.34  Royal Messenger Service
108834                        5,562.00  Sungard Availability Services Inc.
108835                        5,700.00  Trevaskis & Associates Inc.
108836                        1,159.40  Louis Direnzo
108837                        1,369.44  Marty Becker
108838                          193.95  1099 Pro, Inc.
108839                        1,287.85  A.M. Best Company
108840                        3,737.00  Aspetuck Systems Inc.
108841                          466.46  BMC Solutions, Inc.
108842                          649.50  COGENT COMMUNICATIONS, INC
108843                        3,288.56  CPT Group Inc
108844                          286.46  Ceridian Employer Services
108845                          900.00  Cogent Communications, Inc.
108846                        1,797.65  Crystal Rock Water Company
108847                      230,284.38  Dewey Ballantine
108848                          213.63  Federal Express Corporation
108849                       23,794.30  Iron Mountain
108850                        1,221.12  Kelly Services, Inc.
108851                        1,893.75  Lexis/Nexis
108852                        5,332.80  MBSII.net
108853                          299.25  MCI
108854                          732.29  Motient
108855                          676.28  Nextel
108856                          174.90  OFFICETEAM
108857                          206.70  ROCKHURST UNIVERSITY CONTINUING ED CTR
108858                          424.00  Ram
108859                        7,385.12  Re Systems Group

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

108860                          300.00  Secretary of State - Connecticut
108861                        2,550.00  Thomson Financial Corporate Group
108862                          225.33  Bronx SCU
108863                        4,628.89  Tyler Jr.,Stanlee C.
108864                          246.18  Hunte,Alan L.
108865                           25.00  Connecticut Association of Paralegals
108866                        6,000.00  Internal Revenue Service
108867                          711.59  AT&T
108868                          278.44  AT&T
108869                          985.00  Advanced Solutions, Inc.
108870                       13,911.60  Ashby & Geddes
108871                          530.87  Ceridian Employer Services
108872                        1,128.96  Crystal Rock Water Company
108873                        1,795.20  Dr. Ben S. Branch
108874                          285.00  Eastern Benefit Systems, Inc.
108875                          675.00  Esposito Design Association
108876                          509.92  Federal Express Corporation
108877                          708.10  Imagistics International Inc.
108878                          728.00  Joyce Van Lines, Inc.
108879                       10,600.00  Kelly Services, Inc.
108880                        4,444.00  MBSII.net
108881                          135.22  MCI
108882                        1,431.75  MCI
108883                          195.00  Mail Delivery Service of Stamford, LLC
108884                          174.90  OFFICETEAM
108885                        3,327.47  Pitney Bowes
108886                           54.80  Skytel
108887                          160.00  Society for Human Resource Management
108888                        1,157.62  Staples Business Advantage
108889                        2,390.00  Susan Zicarelli
108890                        2,644.52  Temco Service Industries, Inc.
108891                          362.79  John Margres
108892                          801.88  Louis Direnzo
108893                        1,024.24  Robert Crowther
108895                        1,953.87  Stephen Zielinski
108897                        1,675.00  Zicarelli,Sue
108898                        4,312.03  A.M. Best Company
108899                          318.13  Bull's Head Printers
108900                          123.69  Federal Express Corporation
108901                        2,488.04  Kelly Services, Inc.
108902                           59.49  MCI
108903                           27.26  SBC
108904                        5,671.46  Trevaskis & Associates Inc.
108905                        1,089.16  Andrea O'Hagan
108906                          239.91  Daniels,Gary
108907                          129.79  Hammond,Noreen A.
108908                          399.00  Kevin Dougan
108909                          103.00  Barker,Russell
108910                          210.00  Gale,Matthew B.
108911                          269.00  Hudson,Phyllis S.
108912                        1,032.47  Louis Direnzo
108913                        1,156.37  Lynn Deman
108914                          309.95  A.S. Pratt & Sons
108915                       76,373.97  Anthem BCBSCT
108916                       21,418.47  Ashby & Geddes

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

108917                          880.89  BMW Financial Services
108918                          948.70  Business Invirons
108919                          995.00  Cornell University-ILR-AR
108920                        7,904.40  Delta Dental
108921                        5,544.00  Dr. Ben S. Branch
108922                          163.22  Federal Express Corporation
108923                        8,378.24  Liebert Global Services
108924                           20.00  Naic
108925                        1,216.83  SBC
108926                          354.67  Staples Business Advantage
108927                       10,153.55  Unum Life Insurance Company of America
108928                        2,500.00  Watson Wyatt Data Services
108929                          225.33  Bronx SCU

                            ----------
Checks total                690,113.53

                            ----------
Total August disbursements  779,671.04
==========================  ==========

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
               Debtor                           Reporting Period: August 2004

                             Statement of Operations
                               (Income Statement)

================================================================================
                                                        MTD         Cumulative
REVENUES                                            August 2004   Filing to Date
================================================================================
Gross Revenues                                     $        165    $    241,647
--------------------------------------------------------------------------------
Less: Returns and Allowances                                 --              --
================================================================================
Net Revenue                                        $        165    $    241,647
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                                           --
--------------------------------------------------------------------------------
Beginning Inventory                                          --              --
--------------------------------------------------------------------------------
Add: Purchases                                               --              --
--------------------------------------------------------------------------------
Add:Cost of Labor                                            --              --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                         --              --
--------------------------------------------------------------------------------
Less: Ending Inventory                                       --              --
--------------------------------------------------------------------------------
Cost of Goods Sold                                           --              --
================================================================================
Gross Profit                                                165         241,647
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                                  --              --
--------------------------------------------------------------------------------
Auto and Truck Expense                                       30             348
--------------------------------------------------------------------------------
Bad Debts                                                    --              --
--------------------------------------------------------------------------------
Contributions                                                --          (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                                1,793          40,174
--------------------------------------------------------------------------------
Insider compensation*                                    33,850         805,651
--------------------------------------------------------------------------------
Insurance                                                 1,359          18,828
--------------------------------------------------------------------------------
Management Fees/Bonuses **                             (160,021)       (995,619)
--------------------------------------------------------------------------------
Office Expense                                            1,958          47,408
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                            3,953          38,733
--------------------------------------------------------------------------------
Repairs and Maintenance                                     148           3,076
--------------------------------------------------------------------------------
Rent and Lease Expense                                   70,097         690,312
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                                47,030         417,173
--------------------------------------------------------------------------------
Supplies                                                  7,473          82,080
--------------------------------------------------------------------------------
Taxes-Payroll                                             1,198          25,713
--------------------------------------------------------------------------------
Taxes-Real Estate                                           306           2,518
--------------------------------------------------------------------------------
Taxes-Other                                                  71          10,745
--------------------------------------------------------------------------------
Travel and Entertainment                                    135           2,991
--------------------------------------------------------------------------------
Utilities                                                   131           1,953
--------------------------------------------------------------------------------
Other (attach schedule)                                  16,574       5,317,266
================================================================================
Total Operating Expenses Before Depreciation             26,085       6,506,850
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                       5,378         284,740
================================================================================
Net Profit(Loss) Before Other Income & Expenses         (31,298)     (6,549,943)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                       (4,761,622)    (52,786,684)
--------------------------------------------------------------------------------
Interest Expense                                             --              --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                              --              --
================================================================================
Net Profit (Loss) Before Reorganization Items        (4,792,920)    (59,336,627)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                            --              --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                  --              --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                5,043          54,385
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                       (75,210)        (75,210)
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)         495,000       6,940,962
================================================================================
Total Reorganization Expenses                          (565,167)     (6,961,787)
--------------------------------------------------------------------------------
Income Taxes                                                 --        (170,205)
================================================================================
Net Profit (Loss)                                  $ (5,358,087)   $(66,128,209)
================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
               Debtor                           Reporting Period: August 2004

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                     MTD            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                    August 2004      Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                     5             2,951
--------------------------------------------------------------------------------
Legal Fees                                             (3,334)           11,228
--------------------------------------------------------------------------------
Audit Fees                                             18,556            66,248
--------------------------------------------------------------------------------
Accounting & Tax Fees                                      --            66,654
--------------------------------------------------------------------------------
Board Related                                          (1,308)               --
--------------------------------------------------------------------------------
Other Fees                                                 --         5,119,513
--------------------------------------------------------------------------------
Data Processing                                         1,407            41,473
--------------------------------------------------------------------------------
Seminars & Continuing Education                           854             5,353
--------------------------------------------------------------------------------
Dues & Subscriptions                                      395             3,847
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                 $     16,574      $  5,317,266
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                      (4,761,622)      (52,786,684)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                               $ (4,761,622)     $(52,786,684)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                               495,000         6,940,962
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES              $    495,000      $  6,940,962
--------------------------------------------------------------------------------

================================================================================

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
               Debtor                           Reporting Period: August 2004

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
                                 ASSETS                                   CURRENT REPORTING MONTH      PETITION DATE
---------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                  5,660,028               4,532,566
---------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                             --                      --
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                         51,238,518              48,745,299
---------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                      --
---------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                     208,374                 503,054
---------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 1,000                  10,000
---------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                               340,703                 327,755
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $  57,448,623           $  54,118,674
---------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
---------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
---------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                          17,641,546              20,723,654
---------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                             3,381,585               3,485,693
---------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
---------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                    (17,069,025)            (15,433,035)
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $   3,954,106           $   8,776,312
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                    49,545                 266,900
---------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   189,619,331             249,660,381
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 189,668,876           $ 249,927,281
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 251,071,605           $ 312,822,267
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                              CURRENT REPORTING MONTH      PETITION DATE
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                       2,240                      --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                      --
---------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                         20,947                      --
---------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
---------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
---------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
---------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                    612,278                      --
---------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
---------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                   8,271,501                      --
---------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $   8,906,967           $          --
---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
---------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
---------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   288,386,641             289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $ 288,386,641           $ 289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                297,293,608             289,648,446
---------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                            100                     100
---------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       266,985,085             266,985,085
---------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
---------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (246,858,372)           (246,858,372)
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (66,128,209)                     --
---------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                       (220,607)              3,047,008
---------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
---------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $ (46,222,003)          $  23,173,821
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 251,071,605           $ 312,822,267
=====================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
               Debtor                           Reporting Period: August 2004

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                       BOOK VALUE AT END OF        BOOK VALUE ON
              ASSETS                  CURRENT REPORTING MONTH      PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                        340,703                 327,755
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                 $     340,703           $     327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                      1,308,827               1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                   188,307,177             244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                         3,328               3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         $ 189,619,331           $ 249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH      PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                  64,914                  42,517
--------------------------------------------------------------------------------
Accrued Expenses                                      --               1,290,790
--------------------------------------------------------------------------------
Interest Payable                              12,728,025              12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                  2,602,010               2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                             82,787,757              82,787,757
--------------------------------------------------------------------------------
Indebtedness                                 190,203,934             190,197,598
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)       $ 288,386,641           $ 289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                               3,234,104                      --
--------------------------------------------------------------------------------
Severance Payable                                178,036                      --
--------------------------------------------------------------------------------
Bonuses Payable                                1,876,364                      --
--------------------------------------------------------------------------------
Taxes Payable                                  2,400,441                      --
--------------------------------------------------------------------------------
Due to Affiliates                                582,557                      --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES       $   8,271,501           $          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                            (220,607)              3,047,008
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY           $    (220,607)          $   3,047,008
--------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
               Debtor                           Reporting Period: August 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------
                             Beginning       Amount
                                Tax       Withheld or     Amount                   Check. No   Ending Tax
                             Liability      Accrued        Paid       Date Paid     or EFT      Liability
=========================================================================================================
Federal
---------------------------------------------------------------------------------------------------------
Withholding                      --         150,971       150,971     8/12, 8/30      EFT          --
---------------------------------------------------------------------------------------------------------
FICA-Employee                    --          39,784        39,784     8/12, 8/30      EFT          --
---------------------------------------------------------------------------------------------------------
FICA-Employer                    --          39,784        39,784     8/12, 8/30      EFT          --
---------------------------------------------------------------------------------------------------------
Unemployment                     --             112           112     8/12, 8/30      EFT          --
---------------------------------------------------------------------------------------------------------
Income                           --              --            --                                  --
---------------------------------------------------------------------------------------------------------
Other:                           --              --            --                                  --
---------------------------------------------------------------------------------------------------------
  Total Federal Taxes            --         230,651       230,651                                  --
---------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------
Withholding                      --          44,513        44,513     8/12, 8/30      EFT          --
---------------------------------------------------------------------------------------------------------
Sales                            --              --            --                                  --
---------------------------------------------------------------------------------------------------------
Excise                           --              --            --                                  --
---------------------------------------------------------------------------------------------------------
Unemployment                     --             686           686     8/12, 8/30      EFT          --
---------------------------------------------------------------------------------------------------------
Real Property                    --              --            --                                  --
---------------------------------------------------------------------------------------------------------
Personal Property                --              --            --                                  --
---------------------------------------------------------------------------------------------------------
Other:                           --              --            --                                  --
---------------------------------------------------------------------------------------------------------
  Total State and Local          --          45,199        45,199                                  --
---------------------------------------------------------------------------------------------------------
Total Taxes                      --         275,850       275,850                      --          --
---------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                               ==================================================================
                                               Current        0-30      31-60      61-90      Over 90      Total
-----------------------------------------------------------------------------------------------------------------
Accounts Payable                                   --          --       2,240          --          --       2,240
-----------------------------------------------------------------------------------------------------------------
Wages Payable                                  20,947          --          --          --          --      20,947
-----------------------------------------------------------------------------------------------------------------
Taxes Payable                                      --                                                          --
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                         --
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                        --
-----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                      --
-----------------------------------------------------------------------------------------------------------------
Professional Fees                                  --          --         664     103,137     508,477     612,278
-----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                            --          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------
Other:                                                                                                         --
-----------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                       20,947          --       2,904     103,137     508,477     635,465
-----------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of August 31, 2004

                Vendor                  Invoice Date          Services           Invoice Number                  Amount
                ------                  ------------          --------           --------------                  ------
            Ernst & Young                 5/17/2004        March expenses         ERN231-02000                  23,139.20
            Ernst & Young                 5/17/2004        March expenses         ERN578-02000                   5,784.80
            Ernst & Young                 8/18/2004        April Expenses         ERN184-02000                  18,420.00
            Ernst & Young                 8/18/2004        April Expenses         ERN460-02000                   4,605.00
            Ashby & Geddes                5/17/2004        March expenses         ASH647-02000                   6,474.20
            Ashby & Geddes                6/29/2004        April Expenses         ASH472-02000                   4,727.50
           Dewey Ballantine               6/11/2004        March expenses         DEW832-02000                  83,220.50
              Ben Branch                  6/30/2004        March expenses         BEN172-02000                   1,729.20
              Ben Branch                  6/30/2004        April Expenses         BEN250-02000                   2,508.00
   Hennigan, Bennett & Dorman, LLP        7/7/2004         March expenses         HEN236-02000                 236,068.79
   Hennigan, Bennett & Dorman, LLP        7/7/2004         March expenses         HEN534-02000                  53,464.90
   Young Conaway Stargatt & Taylor        7/7/2004         March expenses         YOU123-02000                  12,316.50
   Young Conaway Stargatt & Taylor        8/18/2004        April Expenses         YOU457-02000                  45,793.53
   Young Conaway Stargatt & Taylor        8/18/2004        April Expenses         YOU102-02000                  10,224.50
                                                                                                             ------------
                                                                                    91 + days                  508,476.62
                                                                                                             ------------

           Dewey Ballantine               7/27/2004     April - May Expenses      DEW437-02000                  43,777.95
            Ashby & Geddes                7/7/2004          May Expenses          ASH308-02000                   3,082.40
            Ashby & Geddes                8/18/2004        June Expenses          ASH486-02000                   4,869.20
   Young Conaway Stargatt & Taylor        8/18/2004         May Expenses          YOU240-02000                  24,039.30
   Young Conaway Stargatt & Taylor        8/18/2004         May Expenses          YOU480-02000                   4,807.10
   Young Conaway Stargatt & Taylor        8/18/2004        June Expenses          YOU180-02000                  18,094.49
   Young Conaway Stargatt & Taylor        8/18/2004        June Expenses          YOU401-02000                   4,017.90
              Ben Branch                  7/6/2004          May Expenses          BEN448-02000                     448.80
                                                                                                             ------------
                                                                                   61-90 days                  103,137.14
                                                                                                             ------------

             Joann McNiff                                    July 2004                                             664.00
                                                                                                             ------------
                                                                                   31-60 Days                      664.00
                                                                                                             ------------

                                                                                                             ------------
                                                                              Total Professional Fees        $ 612,277.76
                                                                                                             ------------

              Stan Tyler                  8/17/2004       August Expenses          10/17/2004                    2,240.46
                                                                                                             ------------
                                                                                   31-60 days                    2,240.46
                                                                                                             ------------

                                                                                                             ------------
                                                                              Total Accounts Payable         $   2,240.46
                                                                                                             ------------

                                                                                                             ------------
                                                                                   Grand Total               $ 614,518.22
                                                                                                             ============

                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
               Debtor                           Reporting Period: August 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

==================================================================  ============
Accounts Receivable Reconciliation                                     Amount
==================================================================  ============
Total Accounts Receivable at the beginning of the reporting period   51,017,435
------------------------------------------------------------------  ------------
+ Amounts billed during the peiod                                     1,907,211
------------------------------------------------------------------  ------------
- Amounts collected during the peiod                                 (1,686,128)
------------------------------------------------------------------  ------------
Total Accounts Receivable at the end of the reporting period         51,238,518
------------------------------------------------------------------  ------------

==================================================================  ============
Accounts Receivable Aging                                              Amount
==================================================================  ============
0 - 30 days old                                                       1,909,082
------------------------------------------------------------------  ------------
31 - 60 days old                                                             --
------------------------------------------------------------------  ------------
61 - 90 days old                                                             --
------------------------------------------------------------------  ------------
91 + days old                                                        60,982,765
------------------------------------------------------------------  ------------
Total Accounts Receivable                                            62,891,847
------------------------------------------------------------------  ------------
Amount considered uncollectible (Bad Debt)                          (11,653,329)
------------------------------------------------------------------  ------------
Accounts Receivable (Net)                                            51,238,518
------------------------------------------------------------------  ------------

                              DEBTOR QUESTIONNAIRE

==================================================================  ============
Must be completed each month                                         Yes     No
==================================================================  ============
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
explanation below.                                                           X
------------------------------------------------------------------  ------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
provide and explanation below.                                               X
------------------------------------------------------------------  ------------
3. Have all postpetition tax returns been timely filed? If no,
provide an explanation below.                                         X
------------------------------------------------------------------  ------------
4. Are workers compensation, general liability and other
necessary insurance coverages in effect? If no, provide an
explanation below.                                                    X
------------------------------------------------------------------  ------------

                                                                      FORM MOR-5
                                                                          (9/99)